COLONIAL INVESTMENT GRADE MUNICIPAL TRUST
          One Financial Center, Boston, Massachusetts 02111
                            (617) 426-3750


               NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD MAY 31, 1996

Dear Shareholder:

        The Annual Meeting of Shareholders (Meeting) of Colonial Investment Grade Municipal Trust (Fund) will be held at the offices of Colonial Management Associates, Inc. (Adviser), One Financial Center, Boston, Massachusetts, on Friday, May 31, 1996, at 10:00 a.m. Eastern time, to:

1.     Elect four Trustees;
2.     Ratify or reject the selection of  independent  accountants;
       and
3. Transact such other business as may properly come before the Meeting or any adjournment thereof.

                                  By order of the Trustees,

                                  Arthur O. Stern, Secretary
April 26, 1996


NOTICE: YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. IF A QUORUM IS NOT PRESENT AT THE MEETING, ADDITIONAL EXPENSES WILL BE INCURRED TO SOLICIT ADDITIONAL PROXIES. TO AVOID THESE COSTS TO YOUR FUND, PLEASE VOTE, SIGN AND RETURN YOUR PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE IMMEDIATELY.



IG-85/074C-0496

                            PROXY STATEMENT
                         General Information
                                                       April 26, 1996

     The enclosed proxy, which was first mailed on April 26, 1996, is solicited by the Trustees for use at the Meeting. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of each proposal referred to in the Proxy Statement. The proxy may be revoked prior to its exercise by a later dated proxy, by written revocation received by the Secretary or by voting in person. Solicitation may be made by mail, telephone, telegraph, telecopy and personal interviews. Authorization to execute proxies may be obtained by telephonically or electronically transmitted instructions. The cost of solicitation will be paid by the Fund.

     Holders of a majority of the shares outstanding and entitled to vote constitute a quorum and must be present in person or represented by proxy for business to be transacted at the Meeting. On March 4, 1996, the Fund had outstanding 11,509,000 shares of beneficial interest. Shareholders of record at the close of business on March 4, 1996 will have one vote for each share held. As of March 4, 1996, The Depository Trust Company (Cede & Co.), 7 Hanover Square, New York, New York 10004 owned of record 76.21% of the Fund's outstanding shares.

     Votes cast by proxy or in person will be counted by persons appointed by the Fund to act as election tellers for the Meeting. The tellers will count the total number of votes cast "for" approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. Where a shareholder withholds authority or abstains, or the proxy reflects a "broker non-vote" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), the shares will be counted as present and entitled to vote for purposes of determining the presence of a quorum. With respect to the election of Trustees and ratification of independent accountants, withheld authority, abstentions and broker non-votes have no effect on the outcome of the voting.

     Further information concerning the Fund is contained in its most recent Annual Report to shareholders, which is obtainable free of charge by writing the Adviser at One Financial Center, Boston, MA 02111 or by calling 1-800-248-2828.

1.   Election of Four Trustees.

     Ms. Collins and Messrs. Birnbaum, Grinnell and Ireland (who have each agreed to serve) are proposed for election as Trustees of the Fund, each to serve for three years or until a successor is elected. The Board of Trustees consists of Ms. Collins and Messrs. Birnbaum, Bleasdale, Grinnell, Ireland, Lowry, Mayer, Moody,
Neuhauser, Shinn, Sullivan and Weeks. The Board of Trustees is divided into the following three classes, each with a three year term expiring in the years indicated (assuming the persons listed below under "1999" are elected at the Meeting):

1997                         1998                     1999
- ----                         ----                     ----

Mr. Bleasdale                Mr. Lowry                Ms. Collins
Mr. Mayer                    Mr. Shinn                Mr. Birnbaum
Mr. Moody                    Mr. Sullivan             Mr. Grinnell
Mr. Neuhauser                Mr. Weeks                Mr. Ireland

     The following table sets forth certain information about the Trustees:

                                                                         Shares
                                                                   Beneficially
                                                                      Owned and
                                                                     Percent of
                                                                        Fund at
                                                                        March 4,
Name       Trustee     Principal Occupation(1) and                      1996 (2)
(Age)       Since               Directorships

Robert J. Birnbaum     Retired (formerly  Special Counsel,  Dechert        ----
(68)      1995         Price  &  Rhoads).   Director   or  Trustee:
                       Colonial  Funds,   Liberty  All-Star  Equity
                       Fund and Liberty  All-Star Growth Fund, Inc.
                       (formerly The Charles Allmon Trust, Inc.).

Tom Bleasdale          Retired (formerly  Chairman of the Board and        ----
(65)      1989         Chief Executive Officer,  Shore Bank & Trust
                       Co.).  Director or Trustee:  Colonial Funds,
                       Stok, Inc. and The Empire Company.

Lora S. Collins        Attorney,  Kramer, Levin, Naftalis,  Nessen,        ----
(60)      1992         Kamin &  Frankel  (law).  Trustee:  Colonial
                       Funds.

James E. Grinnell      Private   Investor.   Director  or  Trustee:        ----
(66)      1995         Colonial  Funds,   Liberty  All-Star  Equity
                       Fund and Liberty  All-Star Growth Fund, Inc.
                       (formerly The Charles Allmon Trust, Inc.).

William D. Ireland, Jr.Retired  (formerly  Chairman  of the  Board,        ----
(72)      1992         Bank  of New  England--Worcester).  Trustee:
                       Colonial Funds.


Richard W. Lowry       Private   Investor.   Director  or  Trustee:
(59)      1995         Colonial  Funds,   Liberty  All-Star  Equity        ----
                       Fund and Liberty  All-Star Growth Fund, Inc.
                       (formerly The Charles Allmon Trust, Inc.).

William E. Mayer*      Dean  of  the   College  of   Business   and
(55)      1994         Management,     University    of    Maryland        ----
                       (formerly Dean of the Simon Graduate  School
                       of  Business,   University  of   Rochester).
                       Director   or   Trustee:   Colonial   Funds,
                       Hambrecht  &  Quist  Incorporated,  American
                       Medical Inc.,  Chart House  Enterprises  and
                       Riverwood International Corp.

James L. Moody, Jr.    Chairman of the Board,  Hannaford  Bros. Co.        ----
(64)     1992          (food    distributor)     (formerly    Chief
                       Executive  Officer,  Hannaford  Bros.  Co.).
                       Director   or   Trustee:   Colonial   Funds,
                       Penobscot  Shoe  Co.,  Sobeys  Inc.,   Hills
                       Stores Company,  Inc., UNUM  Corporation and
                       IDEXX Laboratories.

John J. Neuhauser      Dean of the  School  of  Management,  Boston        ----
(52)      1992         College.   Director  or  Trustee:   Colonial
                       Funds and Hyde Athletic Industries, Inc.

George L. Shinn        Financial   Consultant  (formerly  Chairman,        ----
(73)     1992          Chief Executive Officer and Consultant,  The
                       First  Boston   Corporation).   Director  or
                       Trustee:   Colonial  Funds,   The  New  York
                       Times Co. and Phelps Dodge Corp.

Robert L. Sullivan     Self-employed. Trustee: Colonial Funds.             ----
(68)     1989


Sinclair Weeks,Jr.     Chairman   of  the  Board,   Reed  &  Barton        ----
(72)      1989         Corporation.     Director     or    Trustee:
                       Colonial Funds, Commonwealth Energy Systems.



* Mr. Mayer is an "interested person" as defined by the Investment Company Act of 1940 (1940 Act), because of his affiliation with Hambrecht & Quist Incorporated, a registererd broker-dealer.

(1) Except as otherwise noted, each individual has held the office indicated or other offices in the same company for the last five years.

(2) On March 4, 1996, the Trustees and officers of the Fund as a group beneficially owned less than 1% of the then outstanding shares of the Fund. In this Proxy Statement, "Colonial Funds" means Colonial Trust I, Colonial Trust II, Colonial Trust III, Colonial Trust IV, Colonial Trust V, Colonial Trust VI, Colonial Trust VII, LFC Utilities Trust, Colonial High Income Municipal Trust, Colonial InterMarket Income Trust I, Colonial Intermediate High Income Fund, Colonial Investment Grade Municipal Trust and Colonial Municipal Income Trust.

        The following table sets forth certain information about the executive officers of the Fund:

Name
(Age)  Executive Officer Since     Office with Fund; Principal Occupation (3)


 Harold W. Cogger                  President of the Fund (formerly
 (60)      1993                    Vice President of the Fund);
                                   Chairman of the Board, President,
                                   Chief Executive Officer and
                                   Director of The Colonial Group,
                                   Inc. (TCG) and the Adviser
                                   (formerly Executive Vice President
                                   of the Adviser); Director and
                                   Executive Vice President of
                                   Liberty Financial Companies, Inc.
                                   (Liberty Financial); President of
                                   Colonial Funds (formerly Vice
                                   President); Director or Trustee of
                                   Liberty All-Star Growth Fund, Inc.
                                   (formerly The Charles Allmon
                                   Trust, Inc.) and Liberty All-Star
                                   Equity Fund.

 Davey S. Scoon                    Vice President of the Fund
 (49)      1993                    (formerly Treasurer); Executive
                                   Vice   President   and  Director  of  the
                                   Adviser (formerly Senior Vice President and
                                   Treasurer); Executive  Vice  President  and
                                   Chief   Operating Officer of TCG (formerly
                                   Vice President -Finance and Administration and Treasurer); Vice President of Colonial
                                   Funds (formerly Treasurer).

 Richard A. Silver                 Treasurer and Chief Financial
 (49)      1993                    Officer of the Fund (formerly
                                   Controller); Senior  Vice  President,
                                   Director,Treasurer  and  Chief  Financial
                                   Officer  of the Adviser (formerly Assistant
                                   Treasurer);  Treasurer and  Chief  Financial
                                   Officer  of  TCG  (formerly Assistant
                                   Treasurer);    Treasurer   and   Chief
                                   Financial  Officer  of  Colonial  Funds
                                   (formerly Controller).

 Peter L. Lydecker                 Controller of the Fund (formerly
 (42)      1993                    Assistant Controller); Vice President of the
                                   Adviser (formerly Assistant Vice President);
                                   Controller of Colonial Funds (formerly
                                   Assistant Controller).

(3) Except as otherwise noted, each individual has held the office indicated or other offices in the same company for the last five years.

           Trustees' Compensation, Meetings and Committees

     The members of the Board of Trustees received the following compensation from the Fund for the fiscal year ended December 31, 1995, and from the Colonial Funds complex for the calendar year ended December 31, 1995, for serving as
Trustees:

                         Aggregate            Total Compensation From
                         Compensation         Fund and Fund Complex
                         From Fund for        Paid To The Trustees
                         Fiscal Year Ended    For Calendar Year Ended
Trustee                  December 31, 1995    December 31, 1995(4)
- -------                  -----------------    --------------------

Robert J. Birnbaum (5)       $1,209               $ 71,250
Tom Bleasdale                 1,433(6)              98,000 (7)
Lora S. Collins               1,214                 91,000
James  E. Grinnell(5)         1,206                 71,250
William D. Ireland, Jr.       1,656                113,000
Richard W. Lowry (5)          1,210                 71,250
William E. Mayer              1,330                 91,000
James L. Moody, Jr.           1,390(8)              94,500 (9)
John J. Neuhauser             1,330                 91,000
George L. Shinn               1,507                102,500
Robert L. Sullivan            1,471                101,000
Sinclair Weeks, Jr.           1,638                112,000

(4) At December 31, 1995, the Colonial Funds complex consisted of 33 open-end and 5 closed-end management investment company portfolios.

(5)   Elected as a Trustee of the Colonial Funds complex on April
      21, 1995.

(6) Includes $712 payable in later years as deferred compensation.

(7) Includes $49,000 payable in later years as deferred compensation.

(8) Includes $1,390 payable in later years as deferred compensation.

(9) Total compensation of $94,500 for the calendar year ended December 31, 1995 will be payable in later years as deferred compensation.

The following table sets forth the amount of compensation paid to Messrs. Birnbaum, Grinnell and Lowry in their capacities as Trustees or Directors of the Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (formerly known as The Charles Allmon Trust, Inc.) (together, Liberty Funds I) for service during the calendar year ended December 31, 1995, and of Liberty Financial Trust (now known as Colonial Trust VII) and LFC Utilities Trust (together, Liberty Funds II) for the period January 1, 1995 through March 26, 1995 (10):

                     Total Compensation       Total Compensation
                     From Liberty Funds II    From Liberty Funds
                     For The Period January   I For The Calendar
Trustee              1, 1995 through March    Year Ended
                     26, 1995                 December 31, 1995
                     --------                 -----------------
                                              (11)

Robert J. Birnbaum    $2,900                   $16,675
James E. Grinnell      2,900                    22,900
Richard W. Lowry       2,900                    26,250 (12)

(10) On March 27, 1995, four of the portfolios in the Liberty Financial Trust (now known as Colonial Trust VII) were merged into existing Colonial funds and a fifth was reorganized into a new portfolio of Colonial Trust
       III. Prior to their election as Trustees of the Colonial Funds, Messrs. Birnbaum, Grinnell and Lowry served as Trustees of Liberty Funds II; they continue to serve as Trustees or Directors of Liberty Funds I.

(11) At December 31, 1995, the Liberty Funds I were advised by Liberty Asset Management Company (LAMCO). LAMCO is an indirect wholly-owned subsidiary of Liberty Financial (an intermediate parent of the Adviser).

(12) Includes $3,500 paid to Mr. Lowry for service as Trustee of Liberty Newport World Portfolio (formerly known as Liberty All-Star World Portfolio) (Liberty Newport) during the calendar year ended December 31, 1995. At December 31, 1995, Liberty Newport was managed by Newport
       Pacific Management, Inc. and Stein Roe & Farnham Incorporated, each an affiliate of the Adviser.


     During the Fund's fiscal year ended December 31, 1995, the Board of Trustees held six meetings.

     The Audit Committee of the Colonial Funds, consisting of Messrs. Bleasdale, Ireland, Moody, Shinn, Sullivan and Weeks, met twice during the Fund's fiscal year ended December 31, 1995. The Committee recommends to the Trustees the independent accountants to serve as auditors, reviews with the independent accountants the results of the auditing engagement and internal accounting procedures and controls, and considers the independence of the independent accountants, the range of their audit services and their fees.

     The Compensation  Committee of the Colonial Funds,  consisting of Ms.
Collins  and  Messrs.  Neuhauser,  Sullivan  and Weeks,  met once during  the
Fund's   fiscal  year  ended   December 31,   1995.   The Committee reviews
compensation of the Board of Trustees.

     The Nominating Committee of the Colonial Funds, consisting of Messrs. Bleasdale, Ireland, Moody and Weeks, did not meet during the Fund's fiscal year ended December 31, 1995. The Committee in its sole discretion recommends to the Trustees nominees for Trustee and for appointments to various committees. The Committee will consider candidates for Trustee recommended by shareholders. Written recommendations with supporting information should be directed to the Committee in care of the Fund.

     During the Fund's fiscal year ended December 31, 1995, each of the Trustees attended more than 75% of the meetings of the Board of Trustees and the committees of which such Trustee is a member, except that Messrs. Birnbaum, Grinnell and Lowry attended more than 75% of the meetings of the Board of Trustees and committees since they were elected as Trustees on April 21, 1995.

     If any of the nominees listed above becomes unavailable for election, the enclosed proxy may be voted for a substitute candidate in the discretion of the proxy holder(s).

                            Required Vote

     A plurality of the votes cast at the Meeting, if a quorum is represented, is required for the election of each Trustee.

                        Description of the Adviser

        The Adviser is a wholly-owned subsidiary of TCG which in turn is a wholly-owned subsidiary of Liberty Financial. Liberty Financial is an indirect subsidiary of Liberty Mutual Insurance Company (Liberty Mutual). Liberty Financial is a diversified and integrated asset management organization which provides insurance and investment products to individuals and institutions. Liberty Financial's principal executive offices are located at 600 Atlantic Avenue, 24th Floor, Boston, Massachusetts 02210. Liberty Mutual is an underwriter of workers' compensation insurance and a Massachusetts-chartered mutual property and casualty insurance company. The principal business activities of Liberty Mutual's subsidiaries other than Liberty Financial are property-casualty insurance, insurance services and life insurance (including group life and health insurance products) marketed through its own sales force. Liberty Mutual's principal executive offices are located at 175 Berkeley Street, Boston, Massachusetts 02117. Liberty Mutual is deemed to be the controlling entity of the Adviser and its affiliates.


2.      Ratification of Independent Accountants.

     Price Waterhouse LLP was selected as independent accountants for the Fund for the fiscal year ending December 31, 1996, by unanimous vote of the Trustees, subject to ratification or rejection by the shareholders. Neither Price
Waterhouse LLP nor any of its partners has any direct or material indirect financial interest in the Fund. A representative of Price Waterhouse LLP will be available at the Meeting, if requested by a shareholder in writing at least five days before the Meeting, to respond to appropriate questions and make a statement (if the representative desires).

                            Required Vote

     Ratification requires the affirmative vote of a majority of the shares of the Fund voted at the Meeting.


3.   Other Matters and Discretion of Attorneys Named in the Proxy

     As of the date of this Proxy Statement, only the business mentioned in Items 1 and 2 of the Notice of the Meeting is contemplated to be presented. If any procedural or other matters properly come before the Meeting, the enclosed proxy shall be voted in accordance with the best judgment of the proxy holder(s).

     The Meeting is called to be held at the same time as meetings of the shareholders of Colonial High Income Municipal Trust and Colonial InterMarket Income Trust I. It is anticipated that the meetings will be held simultaneously. In the event that any Fund shareholder at the Meeting objects to the holding of a simultaneous meeting and moves for an adjournment of the meetings so that the Meeting of the Fund may be held separately, the persons named as proxies will vote in favor of such an adjournment.

     If a quorum of shareholders (a majority of the shares entitled to vote at the Meeting) is not represented at the Meeting or at any adjournment thereof, or, even though a quorum is so represented, if sufficient votes in favor of the Items set forth in the Notice of the Meeting are not received by May 31, 1996, the persons named as proxies may propose one or more adjournments of the Meeting for a period or periods of not more than ninety days in the aggregate and further solicitation of proxies may be made. Any such adjournment may be effected by a majority of the votes properly cast in person or by proxy on the question at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Items set forth in the Notice of the Meeting. They will vote against any such adjournment those proxies required to be voted against any of such Items.

 Compliance with Section 16(a) of the Securities Exchange Act of 1934

        Section 16(a) of the  Securities  Exchange Act of 1934, as amended,  and
Section 30(f) of the 1940 Act, as amended, require the Fund's Trustees and executive officers, persons who own more than ten percent of the Fund's equity securities, the Fund's investment adviser and affiliated persons of the Fund's investment adviser, to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of the Fund's shares and to furnish the Fund with copies of all Section 16(a) forms they file. Based solely upon a review of copies of such filings that were so furnished to the Fund, the Fund believes that Liberty Mutual and its affiliates, which include Liberty Financial, the Adviser and TCG, filed a late Form 3 (Initial Statement of Beneficial Ownership), on which they reported that the Adviser held 14,223.213 shares of the Fund as of March 24, 1995.


              Date for Receipt of Shareholder Proposals

     Proposals of shareholders which are intended to be considered for inclusion in the Fund's proxy statement relating to the 1997 Annual Meeting of Shareholders of the Fund must be received by the Fund at One Financial Center, Boston, Massachusetts 02111 on or before December 26, 1996.

     Shareholders are  urged to vote, sign and mail  their  proxies immediately.



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

                    COLONIAL INVESTMENT GRADE MUNICIPAL TRUST

Proxy
This Proxy is Solicited on Behalf of the Trustees.

      The undersigned shareholder hereby appoints Michael H. Koonce, Nancy L. Conlin, Harold W. Cogger. and Arthur O. Stern, and each of them, proxies of the undersigned, with power of substitution, to vote at the Annual Meeting of Shareholders of Colonial Investment Grade Municipal Trust, to be held at Boston, Massachusetts, on Friday, May 31, 1996, and at any adjournments, as follows on the reverse side:

CONTINUED AND TO BE SIGNED ON REVERSE SIDE              SEE REVERSE SIDE

X Please mark votes as in this example.

This proxy when properly executed will be voted in the manner directed above and, absent direction, will be voted for Items 1 and 2 listed below.
                                     ---
1.  ELECTION OF FOUR TRUSTEES. (Item 1 of the Notice)

Nominees: Robert J. Birnbaum, Lora S. Collins,
          James E. Grinnell  William D. Ireland, Jr.

          FOR                                        WITHHELD
          ---                                         ---
          ---                                         ---

         ---
         --------------------------------------
         For all nominees except as noted above


2.   PROPOSAL TO RATIFY THE SELECTION OF INDEPENDENT ACCOUNTANTS.
     (Item 2 of the Notice)

                         FOR            AGAINST             ABSTAIN

3. IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

MARK HERE FOR ADDRESS CHANGE  ----
AND NOTE AT LEFT              ----

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.


                                                Please  sign exactly  as  name
                                                appears  hereon.  When signing
                                                as     attorney,     executor,
                                                administrator,   trustee    or
                                                guardian,  please  give   full
                                                title   as   such.     If    a
                                                corporation,  please  sign  in
                                                full    corporate   name    by
                                                President  or other authorized
                                                officer.   If  a  partnership,
                                                please   sign  in  partnership
                                                name by authorized person.



Signature:                    Date:        Signature:                     Date: